Securities - Schedule of Net Gains and Losses on Equity Investments Recognized in Earnings and Portion of Unrealized Gains and Losses for Period that Relates to Equity Investments (Details)
$ in Thousands
12 Months Ended
Dec. 31, 2018 USD ($)
Investments Debt And Equity Securities [Abstract]
Net gains recognized on equity securities during the year	$ 26
Unrealized gains recognized in equity securities held at December 31	$ 26